UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  December 20, 2004


                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Nevada
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                (State or Other Jurisdiction of Incorporation)


             0-16090                             87-0447375
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     (Commission File Number)          (IRS Employer Identification No.)


 777 Main Street, Suite 1000, Fort Worth, Texas                 76102
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    (Address of Principal Executive Offices)                  (Zip Code)


                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01   Entry into a Material Definitive Agreement

      On December 20, 2004, Hallmark General Agency, Inc. ("HGA"), a wholly-owned subsidiary of the Registrant, entered into a new General Agency Agreement with Clarendon National Insurance Company ("Clarendon"). Pursuant to this agreement, which is retroactive to July 1, 2004, HGA will produce and administer insurance policies underwritten by Clarendon. The new agreement supersedes a similar agreement between the parties in effect since August 15, 2001. The new agreement includes revised compensation provisions which increase HGA's participation in Clarendon's underwriting results for the business produced by HGA. The agreement also includes collateral requirements to secure commission advances under the participation arrangements. Other than the participation arrangements and collateral requirements, the new agreement is not materially changed from the prior agreement.


 Item 9.01 Financial Statements and Exhibits

 (c) Exhibits.

 Exhibit 10.1 - General  Agency  Agreement  between Hallmark General  Agency,
              Inc. and Clarendon National Insurance Company executed December 20, 2004, to be effective as of July 1, 2004.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  December 21, 2004      By: /s/ Mark J. Morrison
                               -----------------------------------------
                               Mark J. Morrison, Chief Financial Officer